EXHIBIT 99.1
                                LEHMAN BROTHERS


                               DERIVED INFORMATION


                        $170,000,000 NOTES (APPROXIMATE)



                    THE MONEY STORE RESIDENTIAL TRUST 1998-I




                              The Money Store, Inc.
                                   as Servicer











THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL
AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENT OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SECURITIES OFFERED:

TO MATURITY:

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Approx.     Estimated      Prin. Pmt.   Expected      Stated      Expected
                 Approx.         % of                  Expected      WAL/MDUR        Window      Final        Final        Ratings
     Notes      Size ($)        Total     Benchmark      Price        (yrs)         (months)    Maturity     Maturity     S&P/Fitch
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1 (1)   $46,319,000     27.25%      Curve       99.993%    0.80 / 0.75      20 mths.    11/15/99     3/15/06      AAA/AAA
Class A-2 (1)   $16,783,000      9.87%    2 Yr Tsy      99.997%    2.00 / 1.82      10 mths.     8/15/00     3/15/08      AAA/AAA
Class A-3 (1)   $24,885,000     14.64%    3 Yr Tsy      99.992%    3.00 / 2.64      16 mths.    11/15/01     2/15/11      AAA/AAA
Class A-4 (1)   $19,972,000     11.75%    5 Yr Tsy      99.985%    5.00 / 4.10      45 mths.     7/15/05     8/15/15      AAA/AAA
Class A-5 (1)   $15,291,000      8.99%      Curve       99.934%   11.33 / 7.29     168 mths.     6/15/19     4/15/30      AAA/AAA
Class M-1 (1)   $19,125,000     11.25%      Curve       99.990%    8.56 / 5.86     191 mths.     2/15/18     4/15/30       AA/AA
Class M-2 (1)   $16,150,000      9.50%      Curve       99.956%    8.53 / 5.80     180 mths.     3/15/17     4/15/30        A/A
Class B (1)     $11,475,000      6.75%      Curve       99.952%    8.43 / 5.58     160 mths.     7/15/15     4/15/30      BBB/BBB
-----------------------------------------------------------------------------------------------------------------------------------


TO 10% CALL:

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Approx.      Estimated     Prin. Pmt.   Expected      Stated      Expected
                Approx.       % of                     Expected       WAL/MDUR       Window      Final         Final       Ratings
     Notes      Size ($)      Total      Benchmark       Price         (yrs)        (months)    Maturity     Maturity     S&P/Fitch
-----------------------------------------------------------------------------------------------------------------------------------
Class A-5 (1)   $15,291,000    8.99%      Curve          99.934%    10.09 / 6.86     53 mths.    11/15/09      4/15/30    AAA/AAA
Class M-1 (1)   $19,125,000   11.25%      Curve          99.990%     7.92 / 5.65     92 mths.    11/15/09      4/15/30     AA/AA
Class M-2 (1)   $16,150,000    9.50%      Curve          99.956%     7.92 / 5.60     92 mths.    11/15/09      4/15/30      A/A
Class B (1)     $11,475,000    6.75%      Curve          99.952%     7.92 / 5.42     92 mths.    11/15/09      4/15/30    BBB/BBB
-----------------------------------------------------------------------------------------------------------------------------------


(1) PREPAYMENTS ARE 1.4% CPR IN MONTH ONE INCREASING BY 1.4% CPR  EACH MONTH TO 14% CPR  BY MONTH 10, REMAINING AT 14%
    CPR SUBSEQUENT TO MONTH 10 ("14% HEP").

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL
AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENT OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
% HEP                                0.0%           7.0%          11.0%         14.0%          17.0%           21.0%        28.0%

CLASS A-1
Avg. Life (yrs.)                     3.03           1.20           0.92          0.80           0.71            0.63         0.54
Mod Duration (yrs)                   2.56           1.11           0.86          0.75           0.67            0.60         0.51
Window (begin-end) (mths)            1-82           1-32           1-24          1-20           1-17            1-15         1-12
Expected Final Maturity           1/15/05       11/15/00        3/15/00      11/15/99        8/15/99         6/15/99      3/15/99
Yield @ 99.99337%                   6.442          6.317          6.255         6.213          6.175           6.130        6.061

CLASS A-2
Avg. Life (yrs.)                     7.83           3.26           2.40          2.00           1.72            1.45         1.15
Mod Duration (yrs)                   5.97           2.85           2.15          1.82           1.58            1.35         1.08
Window (begin-end) (mths)          82-106          32-47          24-35         20-29          17-25           15-21        12-17
Expected Final Maturity           1/15/07        2/15/02        2/15/01       8/15/00        4/15/00        12/15/99      8/15/99
Yield @ 99.99701%                   6.435          6.390          6.362         6.341          6.320           6.293        6.248

CLASS A-3
Avg. Life (yrs.)                    10.39           4.90           3.60          3.00           2.57            2.15         1.67
Mod Duration (yrs)                   7.35           4.07           3.11          2.64           2.29            1.94         1.54
Window (begin-end) (mths)         106-144          47-72          35-53         29-44          25-38           21-32        17-25
Expected Final Maturity           3/15/10        3/15/04        8/15/02      11/15/01        5/15/01        11/15/00      4/15/00
Yield @ 99.99225%                   6.463          6.437          6.419         6.405          6.391           6.372        6.339

CLASS A-4
Avg. Life (yrs.)                    13.93           7.92           5.99          5.00           4.27            3.53         2.35
Mod Duration (yrs)                   8.80           5.93           4.76          4.10           3.58            3.04         2.11
Window (begin-end) (mths)         144-209         72-134         53-104         44-88          38-76           32-63        25-33
Expected Final Maturity           8/15/15        5/15/09       11/15/06       7/15/05        7/15/04         6/15/03     12/15/00
Yield @ 99.98461%                   6.684          6.671          6.661         6.653          6.645           6.632        6.597

CLASS A-5
Avg. Life (yrs.)                    21.01          15.64          12.99         11.33           9.95            8.45         5.59
Mod Duration (yrs)                  10.35           8.89           7.96          7.29           6.68            5.96         4.23
Window (begin-end) (mths)         209-327        134-293        104-277        88-255         76-233          63-207       33-166
Expected Final Maturity           6/15/25        8/15/22        4/15/21       6/15/19        8/15/17         6/15/15      1/15/12
Yield @ 99.93446%                   7.391          7.387          7.385         7.382          7.379           7.375        7.360

CLASS M-1
Avg. Life (yrs.)                    17.98          12.32           9.95          8.56           7.45            6.30         5.62
Mod Duration (yrs)                   9.46           7.53           6.52          5.86           5.30            4.67         4.36
Window (begin-end) (mths)         152-304         79-288         59-266        49-239         42-221          38-193       46-156
Expected Final Maturity           7/15/23        3/15/22        5/15/20       2/15/18        8/15/16         4/15/14      3/15/11
Yield @ 99.98973%                   7.537          7.530          7.524         7.519          7.514           7.507        7.503
-----------------------------------------------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL
AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENT OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                 PROJECTED PERFORMANCE
                                         UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
% HEP                                 0.0%           7.0%         11.0%          14.0%          17.0%           21.0%         28.0%

CLASS M-2
Avg. Life (yrs.)                     17.98          12.30          9.91           8.53           7.41            6.26          5.10
Mod Duration (yrs)                    9.32           7.45          6.45           5.80           5.24            4.62          3.97
Window (begin-end) (mths)          152-298         79-281        59-250         49-228         42-207          37-178        40-144
Expected Final Maturity            1/15/23        8/15/21       1/15/19        3/15/17        6/15/15         1/15/13       3/15/10
Yield @ 99.95649%                    7.735          7.729         7.723          7.719          7.714           7.708         7.699

CLASS B
Avg. Life (yrs.)                     17.96          12.20          9.82           8.43           7.32            6.18          4.91
Mod Duration (yrs)                    8.80           7.10          6.19           5.58           5.05            4.46          3.77
Window (begin-end) (mths)          152-295         79-264        59-230         49-208         42-184          37-161        38-127
Expected Final Maturity           10/15/22        3/15/20       5/15/17        7/15/15        7/15/13         8/15/11      10/15/08
Yield @ 99.95234%                    8.537          8.530         8.524          8.519          8.514           8.506         8.495
------------------------------------------------------------------------------------------------------------------------------------

TO 10% CLEANUP CALL
------------------------------------------------------------------------------------------------------------------------------------
% HEP                                0.0%           7.0%          11.0%         14.0%          17.0%           21.0%          28.0%

CLASS A-5
Avg. Life (yrs.)                    20.33          14.33          11.69         10.09           8.75            7.37           4.69
Mod Duration (yrs)                  10.23           8.56           7.56          6.86           6.22            5.48           3.75
Window (begin-end) (mths)         209-264        134-193        104-160        88-140         76-122          63-103          33-79
Expected Final Maturity           3/15/20        4/15/14        7/15/11      11/15/09        5/15/08        10/15/06       10/15/04
Yield @ 99.93446%                   7.391          7.386          7.383         7.380          7.377           7.372          7.354

CLASS M-1
Avg. Life (yrs.)                    17.65          11.64           9.28          7.92           6.84            5.75           5.16
Mod Duration (yrs)                   9.40           7.37           6.32          5.65           5.06            4.43           4.12
Window (begin-end) (mths)         152-264         79-193         59-160        49-140         42-122          38-103          46-79
Expected Final Maturity           3/15/20        4/15/14        7/15/11      11/15/09        5/15/08        10/15/06       10/15/04
Yield @ 99.98973%                   7.537          7.529          7.522         7.517          7.511           7.504          7.499

CLASS M-2
Avg. Life (yrs.)                    17.65          11.64           9.28          7.92           6.84            5.74           4.66
Mod Duration (yrs)                   9.26           7.29           6.26          5.60           5.02            4.39           3.75
Window (begin-end) (mths)         152-264         79-193         59-160        49-140         42-122          37-103          40-79
Expected Final Maturity           3/15/20        4/15/14        7/15/11      11/15/09        5/15/08        10/15/06       10/15/04
Yield @ 99.95649%                   7.735          7.728          7.722         7.717          7.712           7.705          7.695

CLASS B
Avg. Life (yrs.)                    17.65          11.64           9.28          7.92           6.84            5.74           4.55
Mod Duration (yrs)                   8.76           6.98           6.04          5.42           4.88            4.28           3.59
Window (begin-end) (mths)         152-264         79-193         59-160        49-140         42-122          37-103          38-79
Expected Final Maturity           3/15/20        4/15/14        7/15/11      11/15/09        5/15/08        10/15/06       10/15/04
Yield @ 99.95234%                   8.537          8.529          8.523         8.518          8.512           8.504          8.491
------------------------------------------------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL
AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENT OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

COLLATERAL SUMMARY

Collateral statistics for the Initial Loans are listed below as of the CUT-OFF DATE.

------------------------------------------------------------------------------------------------------------------------------------
                                                                           PRODUCT TYPE
                              ------------------------------------------------------------------------------------------------------
                                                                                    Secured HLTV HI/FHA              Unsecured
                                       TOTAL                    HLTV HELs                    Loans                   HI/FHA Loans

Total No. of Loans                          6,633                   1,805                      2,014                       2,814

Total Current Balance             $125,198,727.56          $59,227,080.89             $52,057,506.38              $13,914,140.29

Avg. Current Balance                      $18,875                 $32,813                    $25,848                      $4,945

Balloon / Level Pay                0.06% / 99.94%          0.07% / 99.93%             0.06% / 99.94%             0.00% / 100.00%

WA Coupon                                  14.00%                  13.88%                     13.89%                      14.89%

WA Original Term                              217                     224                        238                         108

Original Term Ranges
  1 - 60                                    3.41%                   0.50%                      0.76%                      25.71%
  61 - 120                                 12.15%                   6.70%                      6.88%                      55.06%
  121 - 180                                31.74%                  41.35%                     24.47%                      18.05%
  181 - 240                                25.18%                  26.16%                     30.53%                       1.02%
  241 - 300                                25.75%                  21.56%                     37.35%                       0.16%
  301 - 360                                 1.77%                   3.74%                         --                          --

WA Remaining Term                             215                     222                        236                         106

WA CLTV                                   114.51%                 116.98%                    111.69%                          --

Junior Mortgage Ratio                      27.48%                  29.33%                     25.45%                          --

Lien Position
  1                                         1.73%                   3.65%                         --                          --
  2                                        81.84%                  96.35%                     87.20%                          --
  3                                         5.32%                      --                     12.80%                          --
  N/A                                      11.11%                      --                         --                     100.00%

Property Type
  Single Family Detached                   95.31%                  94.27%                     95.91%                          --
  PUD/Condo/Townhouse                       3.38%                   4.69%                      2.80%                          --
  2 - 4 Family                              0.74%                   0.85%                      0.82%                          --
  Other                                     0.56%                   0.20%                      0.47%                          --

Occupancy Status
  Primary Home                             99.80%                  99.76%                     99.82%                          --
  Second Home                               0.04%                   0.09%                         --                          --
  Investment                                0.14%                   0.15%                      0.18%                          --
  Unknown                                   0.01%                      --                         --                          --

-----------------------------------------------------------------------------------------------------------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL
AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENT OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

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                                                                           PRODUCT TYPE
                              ------------------------------------------------------------------------------------------------------
                                                                                               Secured                   Unsecured
                                          TOTAL                    HLTV HELs                HIL/FHA Loans              HIL/FHA Loans

Geographic Distribution *
                                     CA - 16.86%                 CA - 8.92%                CA - 26.58%                 CA - 14.26%
                                     NY -  5.97%                 GA - 6.85%                NY  - 8.80%                PA   - 8.11%
                                     IL -  5.28%                 MO - 6.01%                MD  - 6.44%                NY   - 7.81%
                                                                 PA - 5.95%                                           TX   - 5.94%
                                                                 IL - 5.93%                                           IL   - 5.70%
                                                                 IN - 5.78%                                           OH   - 5.54%

Product Type
  HLTV HELs                               47.30%                    100.00%                        - -                         - -
  Secured HIL                             36.45%                        - -                     87.66%                         - -
  Unsecured HIL                           11.08%                        - -                        - -                      99.73%
  Secured FHA                              5.13%                        - -                     12.34%                         - -
  Unsecured FHA                            0.03%                        - -                        - -                       0.27%

Delinquency
  Current                                 99.02%                     98.91%                     99.27%                      98.56%
  30 - 59 days                             0.98%                      1.09%                      0.73%                       1.44%

WA FICO                                      668                        678                        657                         667

FICO Ranges
  Unknown                                  2.57%                      0.26%                      1.13%                      17.85%
  **600                                    7.32%                      1.25%                     12.27%                      14.63%
  601 - 620                                3.99%                      1.81%                      5.94%                       5.94%
  621 - 640                               10.92%                     10.29%                     12.48%                       7.77%
  641 - 660                               17.62%                     19.25%                     17.96%                       9.42%
  661 - 680                               21.12%                     25.10%                     19.74%                       9.34%
  681 - 700                               14.99%                     17.18%                     14.30%                       8.22%
  701 - 720                                9.88%                     11.82%                      8.16%                       8.08%
  721+                                    11.59%                     13.03%                      8.03%                      18.75%
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






* Other states account individually for less than 5% of the principal balance. ** Less than or equal to.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL
AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DELIVERED BY LEHMAN BROTHERS INC. AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES, WEIGHTED AVERAGE LOAN AGE, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENT OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).